                                   EXHIBIT 99.1

                          SIGNATURES OF REPORTING PERSONS

After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this Form 4/A is true, complete and correct.

August 8, 2013
                                               WARBURG PINCUS PRIVATE
                                               EQUITY X, L.P.

                                               By: Warburg Pincus X, L.P., its general
                                               partner

                                               By: Warburg Pincus X LLC, its general
                                               partner

                                               By: Warburg Pincus Partners LLC, its
                                               sole member

                                               By: Warburg Pincus & Co., its managing
                                               member

                                               By: /s/ Scott A. Arenare
                                                   --------------------
                                               Name: Scott A. Arenare
                                               Title: Attorney-in-Fact*

                                               WARBURG PINCUS X PARTNERS,
                                               L.P.

                                               By: Warburg Pincus X, L.P., its general
                                               partner

                                               By: Warburg Pincus X LLC, its general
                                               partner

                                               By: Warburg Pincus Partners LLC, its
                                               sole member

                                               By: Warburg Pincus & Co., its managing
                                               member

                                               By: /s/ Scott A. Arenare
                                                   --------------------
                                               Name: Scott A. Arenare
                                               Title: Attorney-in-Fact*

                                               WARBURG PINCUS X, L.P.

                                               By: Warburg Pincus X LLC, its general
                                               partner

                                               By: Warburg Pincus Partners LLC, its
                                               sole member

                                               By: Warburg Pincus & Co., its managing
                                               member

                                               By: /s/ Scott A. Arenare
                                                   --------------------
                                               Name: Scott A. Arenare
                                               Title: Attorney-in-Fact*

                                               WARBURG PINCUS X LLC

                                               By: Warburg Pincus Partners LLC, its
                                               sole member

                                               By: Warburg Pincus & Co., its managing
                                               member

                                               By: /s/ Scott A. Arenare
                                                   --------------------
                                               Name: Scott A. Arenare
                                               Title: Attorney-in-Fact*

                                               WARBURG PINCUS PARTNERS LLC

                                               By: Warburg Pincus & Co., its managing
                                               member

                                               By: /s/ Scott A. Arenare
                                                   --------------------
                                               Name: Scott A. Arenare
                                               Title: Attorney-in-Fact*

                                               WARBURG PINCUS & CO.

                                               By: /s/ Scott A. Arenare
                                                   --------------------
                                               Name: Scott A. Arenare
                                               Title: Attorney-in-Fact*

                                               WARBURG PINCUS LLC

                                               By: /s/ Scott A. Arenare
                                                   --------------------
                                               Name: Scott A. Arenare
                                               Title: Managing Director

                                               CHARLES R. KAYE

                                               By: /s/ Scott A. Arenare
                                                   --------------------
                                               Scott A. Arenare, Attorney-in-Fact*

                                               JOSEPH P. LANDY

                                               By: /s/ Scott A. Arenare
                                                   --------------------
                                               Scott A. Arenare, Attorney-in-Fact*

    * The Power of Attorney given by each of Warburg Pincus & Co., Mr. Kaye and Mr.
 Landy was previously filed with the U.S. Securities & Exchange Commission on
January 11, 2013 as an exhibit to a statement on Schedule 13D/A filed by Warburg Pincus
Private Equity X, L.P. with respect to Talon Therapeutics, Inc. and is hereby incorporated by reference.